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                                  FORBEARANCE AGREEMENT



     THIS FORBEARANCE AGREEMENT ("Agreement") is made as of the 21st day of October, 1999, effective as of October 15, 1999 (the "Effective Date") among METROTRANS CORPORATION, a Georgia corporation, ("Borrower"), BUS PRO, INC., a Georgia corporation, ("Guarantor") and BANK OF AMERICA, N.A., successor to NationsBank, N.A. ("Lender").

                                    R E C I T A L S:

     A. Borrower is indebted to Bank (the "Loan") as evidenced by that certain Amended and Restated Note (the "Note"), dated as of April 12, 1999, in the original principal amount of $23,000,000.00 and made payable to Bank and that certain Loan Agreement Between Metrotrans Corporation and NationsBank, N.A., dated as of September 5, 1997, as amended (the "Loan Agreement").

     B. The Note is secured by, among other things, three Deeds to Secure Debt and one Mortgage and Security Agreement executed by Borrower, related to certain real property more particularly described therein (the "Property"), recorded as follows:

          (i) on April 14, 1999 in Book 3848, Page 013, public records of Clayton County, Georgia ("Clayton Co. Deed to Secure Debt");

          (ii) on April 16, 1999 in Book 1645, Page 259, public records of Spalding County, Georgia ("Spalding Co. Deed to Secure Debt");

          (iii) on April 15, 1999 in Book 3266, Page 322, public records of Henry County, Georgia ("Henry Co. Deed to Secure Debt");

          (iv) on April 15, 1999 in Book 5728, Page 3282, public records of Orange County, Florida ("Orange Co. Mortgage")

(collectively, the "Mortgages").

     C. The Note is further secured by those certain Security Agreements dated April 12, 1999, executed by Borrower and Guarantor, covering certain property more particularly described therein ("Security Agreements").

     D. The Note is further secured by that certain Stock Pledge Agreement ("Stock Pledge") executed by Borrower pledging to Bank certain shares ("Pledged Securities") of capital stock described more fully therein.

     E. The Note is further secured by those certain UCC-1 Financing Statements executed by Borrower and recorded as follows:
                                       1
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          (i)   In the Superior Court, Spalding County, Georgia, on April 13,
1999, file no. 126-1999-778;

          (ii) Secretary of State for the State of Illinois on April 13, 1999, file no. 4019583;

          (iii) Ohio Secretary of State on April 13, 1999, file no.
APO133614;

          (iv)  Hamilton County, Ohio on May 3, 1999, file no. 99-88091;

          (v)   Texas Secretary of State on April 13, 1999, file no. 99-
073700;

          (vi) Secretary of State for California on April 13, 1999 file no. 9911160423;

          (vii) Secretary of State for Colorado on April 13, 1999 file no. 19992020867;

          (viii)Tennessee Secretary of State on April 13, 1999, file no. 991-001553;

          (ix) Department of Treasury, State of New Jersey on April 20, 1999, file no. 1900718;

          (x) State of Maryland Dept. of Assessments and Taxation on April 13, 1999, file no. 1000007852000000;

          (xi) Florida Secretary of State on April 13, 1999, file no. 990000080981;

     F. The Note is further secured by those certain UCC-1 Financing Statements executed by Guarantor and recorded as follows:

          (i) In the Superior Court, Spalding County, Georgia, on April 13, 1999, file no. 126-1999-779;

          (ii) Secretary of State for the State of Illinois on April 13, 1999, file no. 4019582;

          (iii) Ohio Secretary of State on April 13, 1999, file no. PO133613;

          (iv)  Hamilton County, Ohio on May 3, 1999, file no. 99-88092;

          (v)   Texas Secretary of State on April 13, 1999, file no. 99-
073701;

          (vi) Secretary of State for California on April 13, 1999 file no. 9911160426;

          (vii) Secretary of State for Colorado on April 13, 1999 file no. 19992020868;

          (viii) Tennessee Secretary of State on April 13, 1999, file no. 991-001554;
                                       2
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          (ix)  Department of Treasury, State of New Jersey on April 20,
1999, file no. 1900720;

          (x) State of Maryland Dept. of Assessments and Taxation on April 13, 1999, file no. 1000007851000000;

          (xi) Florida Secretary of State on April 13, 1999, file no. 990000080982;

     G. The Loan is guaranteed by Guarantor pursuant to that certain Guaranty dated as of April 12, 1999 ("Guaranty").

     H. The Note, the Loan Agreement, the Mortgages, the Security Agreements and all other written documents executed in connection therewith, together with any written renewals, modifications or extensions thereof are collectively referred to hereinafter as the "Loan Documents." The Property and all other Collateral now or hereafter granted, pledged, assigned or otherwise conveyed by Borrower or any Subsidiary to Bank are collectively referred to hereinafter as the "Collateral".

     I. Borrower is in default under the Loan Documents. Borrower, Guarantor and Bank have heretofore entered into those certain Forbearance Agreements dated as of August 18, 1999, and September 30, 1999, pursuant to which Bank agreed to forbear from exercising its rights and remedies under the Loan Documents, subject to the terms and conditions set forth therein, until October 15, 1999. Borrower and Guarantor have requested that Bank continue to forbear from exercising its rights and remedies under the Loan Documents for a period of time as specified herein in reliance upon the covenants, representations, and warranties of Borrower and Guarantor herein and for other consideration.

     J. Any terms used herein as defined terms, as indicated by initial capitalization thereof, and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

                             A G R E E M E N T:

For and in consideration of the mutual covenants herein, Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

     1. Recitals. The foregoing recitals are confirmed by the parties as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this Agreement.

     2. No Waiver. The execution, delivery and performance of this Agreement by Bank and the acceptance by Bank of performance of Borrower and Guarantor hereunder (a) shall not constitute a waiver or release by Bank of any default that may now or hereafter exist under the Loan Documents, (b) shall not constitute a novation of the Loan Documents as it is the intent of the parties to modify the Loan Documents as expressly set out herein and (c) except as expressly provided in this Agreement, shall be without prejudice to, and is not a waiver or release of, Bank's rights at any time in the future to exercise any and all rights conferred upon Bank by the Loan documents or otherwise at law or in equity, including
                                       3
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
but not limited to the right to institute foreclosure proceedings against the Property and/or institute collection or arbitration proceedings against Borrower and/or Guarantor and/or to exercise any right against any other person or entity not a party to this Agreement.

     3. Forbearance. So long as this Agreement is not terminated earlier as provided herein, Bank agrees not to foreclose or attempt to foreclose any collateral securing the Note, institute suit or arbitration proceedings for collection of the Note against Borrower, or exercise any other remedies available to it under the Loan Documents or under applicable law from the Effective Date until December 31, 1999 (the "Termination Date"). The period of time from the Effective Date through the Termination Date shall be referred to as the "Forbearance Period". If all defaults under the Note and Loan Documents are not cured on or before the Termination Period or the earlier termination of this Agreement, then Bank may seek to foreclose upon any collateral for the Note and to exercise any other remedies to which Bank may be entitled under the Loan Documents or applicable law to collect amounts due under the Note or other Loan Documents. Borrower and Guarantor agree that neither Borrower nor Guarantor will, during the Forbearance Period, initiate any action of any kind against Bank with respect to the Note, exercise any remedy available under the Loan Documents or otherwise, or make any type of demand upon Bank with respect to the indebtedness evidenced by the Note. Borrower warrants and represents that Borrower has engaged Legacy Securities Corporation as an investment banker or financial advisor for the express purpose of assisting Borrower in structuring a proposal for refinancing or otherwise satisfying the indebtedness secured by the Loan Documents and that Borrower's Board of Directors has approved such engagement. As additional consideration for the Bank's agreement to forbear, Borrower and Bank agree that in the event a bankruptcy case under Chapter 11 of the Bankruptcy Code (11 U.S.C. 101 et seq. ) is commenced by or against Borrower at any time after the execution of this Agreement, Borrower agrees that notwithstanding the provisions of 11 U.S.C. 1121(b), Bank shall have the right to file a plan of reorganization prior to the expiration of the 120 day period set forth in that section and Borrower hereby expressly waives its exclusive rights under that section solely as to Bank. Borrower agrees to consent to an Order modifying the exclusive periods of 11 U.S.C. 1121 to effectuate the intent of this Paragraph.

     4. Reporting and Maintenance Requirements. Borrower and Bank agree that, as a condition to the continuation of Bank's forbearance hereunder:

          (a) Borrower agrees to provide to Bank certified copies of all management or asset marketing contracts entered into with respect to the Collateral and the operations of Borrower with respect to the Collateral (any of the abovesaid documents currently existing to be supplied to Bank as of the date hereof and any of the abovesaid documents entered into after the date hereof to be supplied to Bank immediately upon the execution thereof). Borrower further agrees to provide to Bank any purchase and sale agreement or offer to purchase all or any portion of the Property or any other Collateral immediately upon Borrower's receipt thereof.

          (b) Contemporaneously with the execution of this Agreement, Borrower has delivered to Bank projections (the "Projections") of its operating cash flow from manufacturing for the remainder of calendar year 1999 and a report (the "Sales Report") on the status of sales of the parcels of Property and other Collateral listed on Exhibit "A" attached hereto and by this reference incorporated herein (the "Non-Essential Assets"). In addition to all other financial
                                       4
reporting requirements under the Loan Documents, Borrower agrees, on or before Wednesday, October 27, 1999 and on or before the same day of each and every subsequent week during the Forbearance Period, to provide Bank with weekly updates (for the week ending 4 days prior thereto) of the Projections and the Sales Report for the Collateral in such detail as Bank may reasonably require.

          (c) Notwithstanding anything in the Loan Documents to the contrary, Borrower shall maintain at all times:

                (i) Eligible Receivables of the Borrower and its Subsidiaries of not less than $1,400,000; and

                (ii) Inventory Value of Eligible Essential Inventory (hereinafter defined) of not less than $5,300,000.

For purposes of this Agreement, "Eligible Receivables" shall mean all Receivables of Borrower and its Subsidiaries as of the measuring date; provided, however, that unless otherwise approved in writing by Bank no Receivable shall be deemed an Eligible Receivable unless it meets all of the following requirements:

(a) such Receivable is owned by Borrower or a Subsidiary and represents a complete bona fide transaction which requires no further act under any circumstances on the part of Borrower or such Subsidiary to make such Receivable payable by the account debtor; (b) such Receivable is not unpaid more than ninety (90) days after the date of the original invoice date; (c) such Receivable does not arise out of any transaction with any Subsidiary, Affiliate, creditor, lessor or supplier of a Borrower; (d) if the account debtor with respect thereto is located outside of the United States of America, the goods which gave rise to such Receivable were shipped after receipt by a Borrower from the account debtor of an irrevocable letter of credit that has been confirmed by a financial institution acceptable to Bank and is in form and substance acceptable to the Bank, payable in the full face amount of the face value of the Receivable in U.S. Dollars at a place of payment located within the United States and has been duly delivered to Bank;
(e) such Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any applicable law now or hereafter existing similar in effect thereto, as determined in the sole discretion of Bank, or to any provision prohibiting its assignment or requiring notice of or consent to such assignment; (f) the account debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in Bank's sole judgment, have a materially adverse effect on such account debtor; (g) the goods the sale of which gave rise to such Receivable were shipped or delivered to the account debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis or on the basis of any other similar understanding, and such goods have not been returned or rejected; (h) such Receivable is evidenced by an invoice or other documentation in form acceptable to Bank containing only terms normally offered by Borrower, and dated the date of shipment; (i) such Receivable is a valid, legally enforceable obligation of the account debtor with respect thereto and is not subject to any present, or contingent, offset, deduction or counterclaim, dispute or other defense on the part of such account debtor; (j) such Receivable is not evidenced by chattel paper or an instrument of any kind; (k) if such Receivable arises from the performance of services, such services have been fully performed; and (l) such Receivable is subject to no Lien whatsoever other than a Permitted Lien, and the goods
                                       5
giving rise to such
Receivable were not, at the time of the sale thereof, subject to any Lien other than a Permitted Lien.

For purposes of this Agreement, "Eligible Essential Inventory" shall mean all finished bus Inventory completed no more than ninety (90) days from the applicable measuring date plus all raw materials Inventory exclusive of the non-essential raw materials listed on Exhibit "B" attached hereto and by this reference incorporated herein.

     5.     Payments.

     (a) Borrower and Bank acknowledge and agree that Borrower shall use commercially reasonable efforts to sell the Non-Essential Assets during the term of this Agreement. Borrower covenants and agrees to remit to Bank the Net Sale Proceeds (hereinafter defined) in connection with any sale of Non-Essential Assets and as a condition to the release of Bank's security interest in such property, which Net Sale Proceeds shall be applied toward the then outstanding principal balance of the Loan. Notwithstanding the foregoing, Bank shall have no obligation to release any parcel of Property or any other Collateral unless the Net Sale Proceeds with respect to such Collateral are equal to or greater than any release price therefor to which Borrower, Guarantor and Bank have agreed by separate agreement in writing. Such principal paydown shall permanently reduce the Commitment by the amount of such paydown. For purposes of this Agreement, "Net Sale Proceeds" shall be defined as the gross sale proceeds less such closing costs actually incurred, including reasonable attorney's fees, commissions, amounts applied by Bank or Borrower to payoff any holder of a purchase money security interest therein, transfer taxes, as Bank in its discretion deems reasonable, and any other expenses as Bank in its discretion deems reasonable. As a condition to Bank's continued forbearance, the principal balance of the Loan and the Commitment must be reduced as follows during the term of this Agreement, out of the Net Sale Proceeds:

                             Minimum Cumulative Principal
                                 Reduction as of the
  Measuring Period               End of Such Period          Payment Due Date
  ----------------   --------------------------------------  ----------------

October 15-October 29, 1999      $1,080,000                November 3, 1999
October 30-November 12, 1999     $3,204,000                November 17, 1999
November 13-November 26, 1999    $3,968,000                December 1, 1999
November 27-December 10, 1999    $4,368,000                December 15, 1999
December 11-December 24, 1999    $5,328,000                December 29, 1999

No notice, grace or cure period set forth in the Loan Documents shall apply to any payment due date set forth above.

     (b) Borrower agrees to pay Bank contemporaneously with the execution of this Agreement $2,500 of Bank's attorney's fees and expenses related to this Agreement, and $35,000 of the fees and expenses of The Recovery Group incurred related to this Agreement. Borrower agrees to reimburse Bank prior to the Termination Date for Bank's attorneys' fees and expenses, including without limitation the fees and expenses of The Recovery Group, incurred related to the Agreement, the Loan Documents, the Property and other Collateral. Borrower further covenants and agrees to make payments as provided under the Note and Loan Documents subsequent to the date hereof.
                                       6

     (c) Borrower further covenants and agrees to pay in full on or before the date hereof (or, if earlier, prior to any exercise of the Fi. Fa. (hereinafter defined) which would impair Bank's Collateral), and provide evidence satisfactory to Bank of such payment, of all 1998 ad valorem taxes currently due and owing, together with all interest and penalties then due, on Borrower's real property located Henry County, Georgia (Map Reference No. 07302028001) which has been conveyed as security for the Loan pursuant to the Henry Co. Deed to Secure Debt, and to cause the release of that certain Henry County Tax Fi. Fa. filed in GED Book 150, page 99, Henry County, Georgia Records (the "Fi. Fa."). Borrower further covenants and agrees to pay in full on or before the delinquency date thereof (and in any event prior to any exercise of any writ of fieri facias or other action thereon which would impair Bank's Collateral), all 1999 ad valorem taxes currently due and owing, together with all interest and penalties then due.

     6. Acknowledgment of Default, Amounts Due and Maturity Date. Bank and Borrower acknowledge that as of the Effective Date the outstanding unpaid principal balance of the Note, prior to giving effect to any principal paydown to be made by Borrower during the Forbearance Period in connection with this Agreement, is $22,329,999.70 and the accrued, unpaid interest under the Note as of the Effective Date, after giving effect to the interest payment made as of the Effective Date hereof, is $89,009.86. Borrower and Guarantor also acknowledge that costs and expenses, including without limitation attorneys' fees and appraisal fees, are owed under the Note in addition to principal and accrued interest. The maturity date for the Note is May 31, 2000. Borrower and Guarantor waive any and all rights to other notice of payment default or any other default, protest and notice of protest, dishonor, diligence in collecting and the bringing of suit or arbitration proceedings against any party, notice of intention to accelerate, notice of acceleration, demand for payment and any other notices whatsoever regarding the Note or the other Loan Documents, and further waive any claims that any notices previously given are insufficient for any reason.

     7. Limitation on Interest. No provision of this Agreement, the Note, any of the other Loan Documents, or any instrument evidencing or securing the Note, or otherwise relating to the indebtedness evidenced by the Note, shall require the payment or permit the collection, application or receipt of interest in excess of the maximum rate permitted by applicable state or federal law. If any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this paragraph shall govern, and neither Borrower nor any endorsers of the Note nor their respective heirs, personal representatives, successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the amount permitted by applicable law. It is expressly stipulated and agreed to be the intent of Borrower and Bank at all times to comply with the usury and other laws relating to the Note and the other Loan Documents and any subsequent revisions, repeals or judicial interpretations thereof, to the extent applicable to the Note or the other Loan Documents. In the event Bank ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note, and, if upon such application the principal balance of the Note is paid in full, any remaining excess shall be paid forthwith to Borrower and the provisions of the Note, the other Loan Documents and any demand or other charging document shall immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as otherwise to permit the recovery of the fullest amount called for thereunder. In determining whether or not the interest paid or payable under any specific contingency exceeds the
                                        7
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

maximum rate of interest allowed to be charged by applicable law, Borrower and Bank shall, to the maximum extent permitted under applicable law, amortize, prorate, allocate and spread the total amount of interest throughout the entire term of the respective Note so that the amount or rate of interest charged for any and all periods of time during the term of the Note is to the greatest extent possible less than the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in the Note to "applicable law" for purposes of determining the maximum interest or rate of interest that can be charged shall be deemed to refer to such applicable law as so amended to allow the greater amount or rate of interest.

     8. Representations and Warranties. In order to induce Bank to execute, deliver, and perform this Agreement, Borrower and Guarantor warrant and represent to Bank that:

          (a) this Agreement is not being made or entered into with the actual intent to hinder, delay, or defraud any entity or person, and the Borrower and Guarantor are each solvent and not bankrupt;

          (b) this Agreement is not intended by the parties to be a novation of the Loan Documents and, except as expressly modified herein, all terms, conditions, rights and obligations as set out in the Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed;

          (c) other than those previously disclosed to Bank by Borrower, no action or proceeding, including, without limitation, a voluntary or involuntary petition for bankruptcy under any chapter of the Federal Bankruptcy Code, has been instituted or threatened by or against Borrower or any Guarantor;

          (d) the execution of this Agreement by Borrower and Guarantor and the performance by Borrower and Guarantor of their obligations hereunder will not violate or result in a breach or constitute a default under any agreements to which any of them is a party;

          (e) all information provided by Borrower and Guarantor to Bank prior to the date hereof, including, without limitation, all financial statements, balance sheets, and cash flow statements, was, at the date of delivery, and is, as of the date hereof, true and correct in all material respects. Borrower and Guarantor recognize and acknowledge that Bank is entering into this Agreement based in part on the financial information provided to Bank by each of them and that the truth and correctness of that financial information is a material inducement to Bank in entering into this Agreement. During the term of this Agreement, Borrower and Guarantor agree to advise Bank promptly in writing of any and all new information, facts, or occurrences which would in any way materially supplement, contradict, or affect any financial statements, balance sheets, cash flow statements, or similar items furnished to Bank; and

          (f) This Agreement and the Loan Documents constitute the entire agreement among Bank, Guarantor and Borrower with respect to this matter.
                                       8
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     9.     Termination of this Agreement.  This Agreement will terminate upon the expiration of the Forbearance Period unless terminated earlier by Bank, at Bank's sole option, upon written notice to Borrower and Guarantor of the occurrence of any of the following:

          (a) Borrower or Guarantor files a petition for bankruptcy under any chapter of the Federal Bankruptcy Code or takes advantage of any other debtor relief law, or an involuntary petition for bankruptcy under any chapter of the Federal Bankruptcy Code is filed against Borrower and/or any Guarantor, or any other judicial action is taken with respect to Borrower or Guarantor by any creditor;

          (b) Bank discovers that any representation or warranty made herein by Borrower or Guarantor was or is untrue, incorrect or misleading in any material respect;

          (c) An Event of Default occurs under the Loan Documents, other than any Event of Default known to exist as of the date hereof, and the Bank hereby acknowledges that it knows of the following:

               (i) Events of Default presently existing under the following Sections of the Loan Agreement: 7.9(a) (regarding Tangible Net Worth), 7.9
(c) (regarding Net Income), 5.8 (regarding payment of all debts as they come due), and

               (ii) any Event of Default which may arise under Section 8.1(i) of the Loan Agreement in connection with certain litigation or financial circumstances which the Borrower has made the Bank aware of prior to the date hereof.

          (d) Borrower or Guarantor breaches or defaults in performance of any covenant or agreement contained in this Agreement.

     10. Waiver of Claims. Borrower and Guarantor warrant and represent to Bank that the Note is not subject to any credits, charges, claims, or rights of offset or deduction of any kind or character whatsoever; and Borrower and Guarantor release and discharge Bank from any and all claims and causes of action, whether known or unknown and whether now existing or hereafter arising, including without limitation, any usury claims, that have at any time been owned, or that are hereafter owned, in tort or in contract by Borrower or Guarantor and that arise out of any one or more circumstances or events that occurred prior to the date of this Agreement. Moreover, Borrower and Guarantor, jointly and severally, waive any and all claims now or hereafter arising from or related to any delay by Bank in exercising any rights or remedies under the Loan Documents, including, without limitation, any delay in foreclosing any collateral securing the Note.

     11. ARBITRATION. THE LOAN DOCUMENTS HAVE BEEN AMENDED TO INCLUDE AND THIS AGREEMENT SHALL BE SUBJECT TO THE FOLLOWING PROVISION:

                                       9
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

     ARBITRATION. EXCEPT AS SET OUT BELOW, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT (COLLECTIVELY, "CLAIM"), SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF .A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CLAIM IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION. THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR ANY JUDICIAL RELIEF SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE PLAINTIFF, TO SUBMIT
THE CLAIM TO ARBITRATION IF ANY OTHER PARTY CONTESTS SUCH ACTION FOR JUDICIAL RELIEF.

     a. SPECIAL RULES. ANY ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS AGREEMENT, OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR. THE ARBITRATOR SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS AGREEMENT.

     b. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE
STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT
OF ANY PARTY HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT
LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST OR SELL ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF
                                       10

POSSESSION OR THE APPOINTMENT OF A RECEIVER. ANY PARTY MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE OR SELL COLLATERAL OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NONE OF THESE ACTIONS SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CLAIM OCCASIONING RESORT TO SUCH REMEDIES OR PROCEDURES.

     c. WAIVER OF CERTAIN DAMAGES. THE PARTIES HERETO WAIVE ANY RIGHT OR REMEDY EITHER MAY HAVE AGAINST THE OTHER TO RECOVER PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF ANY CLAIM WHETHER THE CLAIM IS RESOLVED BY ARBITRATION OR BY JUDICIAL ACTION.

     12.    Miscellaneous.

          (a) This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party to be charged.

          (b) Any future waiver, alteration, amendment or modification of any of the provisions of the Loan Documents or this Agreement shall not be valid or enforceable unless in writing and signed by all parties, it being expressly agreed that neither the Loan Documents, or this Agreement can be modified orally, by course of dealing or by implied agreement. Moreover, any delay by Bank in enforcing its rights after an event of default shall not be a release or waiver of the event of default and shall not be relied upon by the Borrower or Guarantor as a release or waiver of the default.

          (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors, legal representatives, and assigns.

          (d) The headings of paragraphs in this Agreement are for convenience of reference only and shall not in any way affect the interpretation or construction of this Agreement.

          (e) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA AND FEDERAL LAW, AS APPLICABLE.

          (f) The warranties and representations of the parties in this Agreement shall survive the termination of this Agreement.

          (g) The terms and conditions set forth in this Agreement are the product of joint draftsmanship by all parties, each being represented by counsel, and any ambiguities in this Agreement or any documentation prepared pursuant to or in connection with this Agreement shall not be construed against any of the parties because of draftsmanship.
                                       11

     13. FINAL AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR ORAL OR WRITTEN, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.




                          (SIGNATURES CONTINUED ON NEXT PAGE)
                                       12

     EXECUTED under seal as of the execution date first set forth above.

BORROWER:                                Attest:                       (SEAL)

Metrotrans Corporation

By:_________________________________     ____________________________________
Name:_______________________________     Name:_______________________________
Title:______________________________     Title:______________________________
Date:_______________________________


(CORPORATE SEAL)


GUARANTOR:                               Attest:                       (SEAL)

Bus Pro, Inc.

By:_________________________________     ____________________________________
Name:_______________________________     Name:_______________________________
Title:______________________________     Title:______________________________
Date:_______________________________


(CORPORATE SEAL)


BANK:                                   Attest:                        (SEAL)

Bank of America, N.A.

By:_________________________________     ____________________________________
Name:_______________________________     Name:_______________________________
Title:______________________________     Title:______________________________
Date:_______________________________


(CORPORATE SEAL)
                                       13

                                  EXHIBIT "A"
Non-essential Inventory


Bus Make            Bus Type           MT Unit #           VIN (1)
METROTRANS          ANTHEM             97-0001             4VZJK0791VC023049
METROTRANS          ANTHEM             98-00105            4VZYR0891VC025232
METROTRANS          CLASSIC 20         98-8090             1FDWE30S6WHA84233
METROTRANS          CLASSIC 20         98-8091             1FDWE30S3WHB84240
METROTRANS          CLASSIC 22         98-8502             1FDWE30F8WHA11674
METROTRANS          CLASSIC 24         96-6019             1FDKE30G7THA36522
METROTRANS          CLASSIC 24         96-6020             1FDKE30G7THA36532
METROTRANS          CLASSIC 24         96-6024             1FDKE30G7THA36531
METROTRANS          CLASSIC 24         97-8283             1FDLE40S8VHA23506
METROTRANS          CLASSIC 24         98-09022            1GDJG31F7W1012486
METROTRANS          CLASSIC 24         98-09046            1GBJG31F3V1103410
METROTRANS          CLASSIC 24         98-09050            1GDJG31FXW1010442
METROTRANS          CLASSIC 24         98-8318             1FDXE40F5WHA29494
METROTRANS          CLASSIC 24         98-8662             1FDXF40F1WHA29508
METROTRANS          CLASSIC 28         97-7789             1GDJG31J7V1012409
METROTRANS          CLASSIC 28         98-08952            1GBJG31F8V1103841
METROTRANS          CLASSIC 28         98-09165            1GBJG31F0V1103767
METROTRANS          CLASSIC 28         98-8553             1GDJG31F9W1010786
METROTRANS          CLASSIC 28         98-9007             1FDXE40F3WHB01227
METROTRANS          CLASSIC II         98-8288             1FDSE30L4WHA11658
METROTRANS          COMMUTER           96-6225             1FDJE30H1THA82674
METROTRANS          COMMUTER           97-7787             1FDJE30F1VHB22804
METROTRANS          COMMUTER           97-8264             1FDJE30S2VHA09229
METROTRANS          COMMUTER           98-9004             1FDSE30L5XHA37106
METROTRANS          EURO 35            97-0388             4VZJK0798VC023050
METROTRANS          EURO 35            99-0520             4VZYR7894XC029819
METROTRANS          Euro-Lite Legacy   99-1272             1M9E621HOYG503001
METROTRANS          EXLT 35            97-0438             4VZKK0491VC024002
METROTRANS          EXLT 35            98-0475             4VZYK0498WC026616
METROTRANS          EXLT 35            98-0505             4VZYK6592XCO27540
METROTRANS          EXLT 35            98-0506             4VZYK6597WCO28651
METROTRANS          EXLT 35            99-0607             4VZYK6298XC027532
METROTRANS          EXLT 35            99-0608             4VZYK629XXC027533
METROTRANS          LEGACY 26          96-1000             4S7ST9S12TC021279
METROTRANS          LEGACY 26          96-1001             4S7LT9P01SC015752
METROTRANS          LEGACY 26          96-1054             4S7ST9S15TC021311
METROTRANS          LEGACY 26          96-1058             4S7ST9S16TC021317
METROTRANS          LEGACY 26          97-1083             4S7ST9S13TC021307
METROTRANS          LEGACY 26          97-1084             4VZLJ469XVC021322
METROTRANS          LEGACY 26          97-1085             4VZLJ4695VC021325
METROTRANS          LEGACY 26          97-1086             4VZLJ4698VC021321
METROTRANS          LEGACY 26          98-1201             4VZTH4898WC025928
METROTRANS          LEGACY 26          98-1205             4VZTH4893WC025920
METROTRANS          LEGACY 26          98-1207             4VZTH4895WC025921
METROTRANS          LEGACY 26          98-1210             4VZTH4898WC025914
METROTRANS          LEGACY 30          96-1055             4S7ST9S18TC021285
METROTRANS          LEGACY 30          96-1059             4VZLJ4695VC021289
METROTRANS          LEGACY 30          96-1060             4VZLJ4693VC021288
METROTRANS          LEGACY 30          97-1125             4VZLJ4692VC021301
METROTRANS          LEGACY 30          97-1139             4VZTH4899VCO25497
METROTRANS          LEGACY 30          98-1159             4VZTH4896WCO25510
METROTRANS          LEGACY 30          98-1160             4VZTH4890VC025288
METROTRANS          LEGACY 30          98-1166             4VZTH0394WCO26445
METROTRANS          LEGACY 30          98-1215             4VZTH7197WC027049
METROTRANS          LEGACY 30          98-1219             4VZTH7191WC027046
METROTRANS          LEGACY 30          98-1224             4VZTH7193WC027095
METROTRANS          LEGACY 30          98-1225             4VZTH199WC027067
METROTRANS          LEGACY 30          98-1226             4VZTH7193WCO27064
METROTRANS          LEGACY 30          98-1232             4VZTH7191WC027063
METROTRANS          LEGACY 30          98-1234             4VZTH7193WC027081
METROTRANS          LEGACY 30          99-1227             4VZTH7194WC027090
METROTRANS          LEGACY 30          99-1233             4VZTH7195WC027079
METROTRANS          LEGACY 30          99-1255             4VZTH7196WC027074
METROTRANS          LEGACY 30          99-1260             4VZTH7196WC027088
BLUE BIRD           SCHOOL BUS         BP100260
CHAMPION            CHALLENGER         BPA83129
CHAMPION            CHALLENGER         BPB42431
CHAMPION            CHALLENGER         BPB82389
CHAMPION            CTS (OSH) FE       BP314905
CHAMPION            E350               BPA31653
CHAMPION            TUNNEL             BPA85245
CHEVROLET           LUMINA             BP150828
COLLINS             1900 SERIES        BPB87387
COLLINS             DIPLOMAT           BPA02864
COLLINS             DIPLOMAT           BPB56230
COLLINS             LOW FLOOR PUSHER   BP000171
COLLINS             LOW FLOOR PUSHER   BP000172
COLLINS             LOW FLOOR PUSHER   BP000175
DIAMOND             CUT AWAY           BPA46294
DIAMOND             CUT-A-WAY          BPB10753
DODGE               350 RAM            BP388092
DODGE               B-300              BPZ92921
DODGE               RAM 30             BP170308
ELDORADO NATIONAL   AEROTECH           BPA47644
ELDORADO NATIONAL   AEROTECH           BPA03461
ELDORADO NATIONAL   AEROTECH           BPA17277
ELDORADO NATIONAL   AEROTECH           BPA21896
ELDORADO NATIONAL   AEROTECH           BPA21897
ELDORADO NATIONAL   AEROTECH           BPA22045
ELDORADO NATIONAL   AEROTECH           BPA22047
ELDORADO NATIONAL   AEROTECH           BPA46922
ELDORADO NATIONAL   AEROTECH           BPA48711
ELDORADO NATIONAL   AEROTECH           BPA48714
ELDORADO NATIONAL   AEROTECH           BPA64475
ELDORADO NATIONAL   AEROTECH           BPA88290
ELDORADO NATIONAL   AEROTECH           BPA88292
ELDORADO NATIONAL   AEROTECH           BPB18381
ELDORADO NATIONAL   AEROTECH           BPB51061
ELDORADO NATIONAL   AEROTECH           BPB78704
ELDORADO NATIONAL   AEROTECH           BPB80721
ELDORADO NATIONAL   AEROTECH           BPB80722
ELDORADO NATIONAL   AEROTECH           BPB82140
ELDORADO NATIONAL   CUT-A-WAY          BPA17276
ELDORADO NATIONAL   FALCON             BPA06552
ELDORADO NATIONAL   FALCON             BPA17583
ELDORADO NATIONAL   FALCON             BPA51897
ELDORADO NATIONAL   FALCON             BPA79052
ELDORADO NATIONAL   FALCON             BPB40506
ELDORADO NATIONAL   FALCON             BPB52156
ELDORADO NATIONAL   FALCON T/A         BPB96808
ELDORADO NATIONAL   FORD               BPA24566
ELDORADO NATIONAL   FORD               BPA53607
ELDORADO NATIONAL   FORD               BPA53608
ELDORADO NATIONAL   FORD               BPA82482
ELDORADO NATIONAL   FORD               BPA82484
ELDORADO NATIONAL   FORD               BPA90004
ELDORADO NATIONAL   FORD               BPB06573
ELDORADO NATIONAL   FORD               BPB13717
ELDORADO NATIONAL   FORD               BPB22461
ELDORADO NATIONAL   FORD               BPB82961
ELDORADO NATIONAL   HAWK               BPA53152
ELDORADO NATIONAL   MST                BP025136
ELDORADO NATIONAL   MST                BP107211
ELDORADO NATIONAL   MST                BP107291
ELDORADO NATIONAL   MST                BPA41316
ELDORADO NATIONAL   NATIONAL           BPB02701
ELDORADO NATIONAL   NATIONAL           BPB02702
ELDORADO NATIONAL   SQUIRE             BP500380
ELDORADO NATIONAL   SQUIRE             BP500479
FORD                E350               BPB65329
FORD                TURTLE TOP         BPB04109
FORD                VAN                BPA37768
FORD                VAN                BPB66032
GOSHEN              CENTURY            BP106472
GOSHEN              CENTURY            BP107088
GOSHEN              FORD               BPB03650
GOSHEN              GC2                BPB27994
GOSHEN              GC2                BPB27995
GOSHEN              GCII               BPA54740
GOSHEN              SENTRY             BP108261
GOSHEN              SENTRY             BP306532
GOSHEN              SENTRY             BP311679
GOSHEN              SENTRY             BP320677
GOSHEN              SENTRY             BP330779
GOSHEN              SENTRY ML          BP319678
GOSHEN              SENTRY ML(OSH) FE  BP106437
GOSHEN              SENTRY ML(OSH) FE  BP106415
IVECO               MINIBUS            BP200815
IVECO               MINI-BUS           BP102438
MAN                 SR280              BP010084
MAN                 SR280              BP160227
MAN                 SR280              BP671522
MCI                 MC9                BP037062
MCI                 MC9                BP037126
METROTRANS          CLASSIC            BPA00218
METROTRANS          CLASSIC            BPA21259
METROTRANS          CLASSIC            BPA21497
METROTRANS          CLASSIC            BPA21498
METROTRANS          CLASSIC            BPA21502
METROTRANS          CLASSIC            BPA25656
METROTRANS          CLASSIC            BPA25658
METROTRANS          CLASSIC            BPA25659
METROTRANS          CLASSIC            BPA29928
METROTRANS          CLASSIC            BPA36380
METROTRANS          CLASSIC            BPA36521
METROTRANS          CLASSIC            BPA36524
METROTRANS          CLASSIC            BPA36525
METROTRANS          CLASSIC            BPA36814
METROTRANS          CLASSIC            BPA37837
METROTRANS          CLASSIC            BPA37859
METROTRANS          CLASSIC            BPA40561
METROTRANS          CLASSIC            BPA54182
METROTRANS          CLASSIC            BPA56988
METROTRANS          CLASSIC            BPA68782
METROTRANS          CLASSIC            BPA70005
METROTRANS          CLASSIC            BPA71970
METROTRANS          CLASSIC            BPA94059
METROTRANS          CLASSIC            BPA94063
METROTRANS          CLASSIC            BPA98837
METROTRANS          CLASSIC            BPB19393
METROTRANS          CLASSIC            BPB32887
METROTRANS          CLASSIC            BPB51796
METROTRANS          CLASSIC            BPB51799
METROTRANS          CLASSIC            BPB60023
METROTRANS          CLASSIC            BPB73112
METROTRANS          CLASSIC            BPB98950
METROTRANS          CLASSIC            BPC22539
METROTRANS          CLASSIC            BPA21478
METROTRANS          CLASSIC 20         BPA03351
METROTRANS          CLASSIC 20         BPA10634
METROTRANS          CLASSIC 20         BPA39518
METROTRANS          CLASSIC 20         BPA39523
METROTRANS          CLASSIC 22         BPA04164
METROTRANS          CLASSIC 22         BPA21484
METROTRANS          CLASSIC 22         BPA21489
METROTRANS          CLASSIC 22         BPA23170
METROTRANS          CLASSIC 22         BPA26913
METROTRANS          CLASSIC 22         BPA26914
METROTRANS          CLASSIC 22         BPA26917
METROTRANS          CLASSIC 22         BPA26920
METROTRANS          CLASSIC 22         BPA36401
METROTRANS          CLASSIC 22         BPA67407
METROTRANS          CLASSIC 22         BPA78084
METROTRANS          CLASSIC 22         BPA83271
METROTRANS          CLASSIC 22         BPA98836
METROTRANS          CLASSIC 22         BPB04480
METROTRANS          CLASSIC 22         BPB09184
METROTRANS          CLASSIC 22         BPB27136
METROTRANS          CLASSIC 22         BPB56091
METROTRANS          CLASSIC 22         BPB56137
METROTRANS          CLASSIC 22         BPB68179
METROTRANS          CLASSIC 22         BPB69940
METROTRANS          CLASSIC 22         BPB70662
METROTRANS          CLASSIC 22         BPB70671
METROTRANS          CLASSIC 22         BPB74038
METROTRANS          CLASSIC 22         BPB74040
METROTRANS          CLASSIC 22         BPB76092
METROTRANS          CLASSIC 22         BPC00029
METROTRANS          CLASSIC 22         BPC00030
METROTRANS          CLASSIC 22         BPC00034
METROTRANS          CLASSIC 22         BPC00035
METROTRANS          CLASSIC 22         BPC05818
METROTRANS          CLASSIC 22         BPC05821
METROTRANS          CLASSIC 22         BPC10404
METROTRANS          CLASSIC 22         BPC22523
METROTRANS          CLASSIC 24         BPA02453
METROTRANS          CLASSIC 24         BPA05340
METROTRANS          CLASSIC 24         BPA30005A
METROTRANS          CLASSIC 24         BPA34387
METROTRANS          CLASSIC 24         BPA34392
METROTRANS          CLASSIC 24         BPA35665
METROTRANS          CLASSIC 24         BPA36534
METROTRANS          CLASSIC 24         BPA36535
METROTRANS          CLASSIC 24         BPA44058
METROTRANS          CLASSIC 24         BPA58318
METROTRANS          CLASSIC 24         BPA67079
METROTRANS          CLASSIC 24         BPA74359
METROTRANS          CLASSIC 24         BPA74367
METROTRANS          CLASSIC 24         BPA74369
METROTRANS          CLASSIC 24         BPA74372
METROTRANS          CLASSIC 24         BPA74373
METROTRANS          CLASSIC 24         BPA74374
METROTRANS          CLASSIC 24         BPA74377
METROTRANS          CLASSIC 24         BPA74378
METROTRANS          CLASSIC 24         BPA75110
METROTRANS          CLASSIC 24         BPA75112
METROTRANS          CLASSIC 24         BPA80551
METROTRANS          CLASSIC 24         BPA81398
METROTRANS          CLASSIC 24         BPA87449
METROTRANS          CLASSIC 24         BPA94045
METROTRANS          CLASSIC 24         BPA94780
METROTRANS          CLASSIC 24         BPB03563
METROTRANS          CLASSIC 24         BPB03566
METROTRANS          CLASSIC 24         BPB13841
METROTRANS          CLASSIC 24         BPB19392
METROTRANS          CLASSIC 24         BPB26697
METROTRANS          CLASSIC 24         BPB26766
METROTRANS          CLASSIC 24         BPB34298
METROTRANS          CLASSIC 24         BPB38032
METROTRANS          CLASSIC 24         BPB38033
METROTRANS          CLASSIC 24         BPB44980
METROTRANS          CLASSIC 24         BPB52056
METROTRANS          CLASSIC 24         BPB58174
METROTRANS          CLASSIC 24         BPB61068
METROTRANS          CLASSIC 24         BPB64088
METROTRANS          CLASSIC 24         BPB64395
METROTRANS          CLASSIC 24         BPB75250
METROTRANS          CLASSIC 24         BPB82171
METROTRANS          CLASSIC 24         BPB84488
METROTRANS          CLASSIC 24         BPB85215
METROTRANS          CLASSIC 24         BPB88420
METROTRANS          CLASSIC 24         BPB95776
METROTRANS          CLASSIC 24         BPB98948
METROTRANS          CLASSIC 24         BPC05788
METROTRANS          CLASSIC 24         BPC11731
METROTRANS          CLASSIC 24         BPC12836
METROTRANS          CLASSIC 24         BPC12848
METROTRANS          CLASSIC 24         BPC22536
METROTRANS          CLASSIC 28         BP101214
METROTRANS          CLASSIC 28         BPA05333
METROTRANS          CLASSIC 28         BPA05349
METROTRANS          CLASSIC 28         BPA23770
METROTRANS          CLASSIC 28         BPA47739
METROTRANS          CLASSIC 28         BPA50372
METROTRANS          CLASSIC 28         BPA67795
METROTRANS          CLASSIC 28         BPA71961
METROTRANS          CLASSIC 28         BPA71972
METROTRANS          CLASSIC 28         BPA81408
METROTRANS          CLASSIC 28         BPA87464
METROTRANS          CLASSIC 28         BPA94033
METROTRANS          CLASSIC 28         BPA94043
METROTRANS          CLASSIC 28         BPB61077
METROTRANS          CLASSIC 28         BPB66947
METROTRANS          CLASSIC 28         BPB74578
METROTRANS          CLASSIC 28         BPB75253
METROTRANS          CLASSIC 28         BPB75268
METROTRANS          CLASSIC 28         BPC11712
METROTRANS          CLASSIC 28         BPC12845
METROTRANS          CLASSIC II         BPA03375
METROTRANS          CLASSIC II         BPA03378
METROTRANS          CLASSIC II         BPA03384
METROTRANS          CLASSIC II         BPA29997
METROTRANS          CLASSIC II         BPA44868
METROTRANS          CLASSIC II         BPA53678
METROTRANS          CLASSIC II         BPA67095
METROTRANS          CLASSIC II         BPB22226
METROTRANS          CLASSIC II         BPB30780
METROTRANS          CLASSIC II         BPB73648
METROTRANS          COMMUTER           BPA23532
METROTRANS          COMMUTER           BPA25665
METROTRANS          COMMUTER           BPA25672
METROTRANS          COMMUTER           BPA25674
METROTRANS          COMMUTER           BPA44863
METROTRANS          COMMUTER           BPA44869
METROTRANS          COMMUTER           BPA44872
METROTRANS          COMMUTER           BPA44874
METROTRANS          COMMUTER           BPA44875
METROTRANS          COMMUTER           BPA88403
METROTRANS          COMMUTER           BPB30783
METROTRANS          COMMUTER           BPB34308
METROTRANS          COMMUTER           BPB75726
METROTRANS          COMMUTER           BPB88423
METROTRANS          COMMUTER           BPC02799
METROTRANS          COMMUTER           BPC18387
METROTRANS          EUROTRANS          BP007862
METROTRANS          EUROTRANS          BP007864
METROTRANS          EUROTRANS          BP008398
METROTRANS          EUROTRANS          BP015011
METROTRANS          EUROTRANS          BP017761
METROTRANS          EUROTRANS          BP018157
METROTRANS          EUROTRANS          BP019792
METROTRANS          EUROTRANS          BP021168
METROTRANS          EUROTRANS          BP900336
METROTRANS          EUROTRANS          BP900339
METROTRANS          EUROTRANS          BP900637
METROTRANS          EUROTRANS          BP901006
METROTRANS          EUROTRANS          BP901012
METROTRANS          EUROTRANS          BPT92082
METROTRANS          EUROTRANS (OSH)    BP900340
METROTRANS          EUROTRANS (OSH)    BP900916
METROTRANS          EUROTRANS (OSH)    BP900917
METROTRANS          EUROTRANS (OSH)    BP900967
METROTRANS          EUROTRANS (OSH)    BP900987
METROTRANS          EUROTRANS (OSH)    BP900998
METROTRANS          EUROTRANS (OSH)    BP901043
METROTRANS          EUROTRANS (SPRT)   BP007175
METROTRANS          EUROTRANS (SPRT)   BP007176
METROTRANS          EUROTRANS (SPRT)   BP007177
METROTRANS          EUROTRANS XLT      BP008389
METROTRANS          EUROTRANS XLT      BP009720
METROTRANS          EUROTRANS XLT      BP015835
METROTRANS          EUROTRANS          BP017762
METROTRANS          POP TOP VAN        BPB03397
METROTRANS          VALET              BPB47361
NATIONAL            ESCORT             BPA17568
NATIONAL            TRANSMARK          BPZ16293
NATIONAL            TRANSMARK          BPZ16519
NEOPLAN             N208 JETLINER      BP841021
SETRA               S215HDH            BP030162
SETRA               S215HDH            BP030195
SUPREME             STARTRANS          BPB32223
TURTLE TOP          MINI-BUS           BPA94917
VAN HOOL            T800               BP017395
VAN HOOL            T800               BP019769
VAN HOOL            T800               BP020999
VAN HOOL            T845               BP024942
WAYNE               CHAPERONE          BPA75672
WHEELED COACH       1900 SERIES        BP185108
METROTRANS          IRIZAR 45 - DET    91419              C025211
METROTRANS          IRIZAR 45 - CUM    90620              C023107
METROTRANS          IRIZAR 40 - CUM    91639              C027160
METROTRANS          IRIZAR 45 - CUM    91855              C027171
METROTRANS          IRIZAR 45 - CUM    91992              C027164
METROTRANS          IRIZAR 40 - DET    91993              C027183
METROTRANS          IRIZAR 40 - CUM    91994              C027176

(1) The digits following the "BP" in unit numbers beginning with "BP" represent the last few digits of the VIN


Accounts Receivable
# Of Units           Amount Receivable
14                   $         770,000

Property
Address                                Lot                 Acreage
777 Greenbelt Parkway                  B                   5.15
Griffin, GA 30223                      C                   11.00

1051 Bridges Road                      D                   5.50
McDonough, GA 30253

1150 Jetport Road                      E                   2.00
Orlando, FL 32809                      F                   2.68

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EXHIBIT "B"

List of Non-Essential Raw Materials

NONE

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